                                DRUGABUSE SCIENCES

                                   COMMON STOCK

  INCORPORATED UNDER THE LAWS                        CUSIP 26223Q 10 8
  OF THE STATE OF CALIFORNIA                SEE REVERSE FOR CERTAIN DEFINITIONS

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  THIS IS TO CERTIFY THAT





  IS THE OWNER OF
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 FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF THE COMMON STOCK OF

--------------------------DRUGABUSE SCIENCES, INC.-----------------------------
(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              DRUGABUSE SCIENCES, INC.
                                       SEAL
      /s/ Elizabeth M. Greetham                         /s/ Philippe Pouletty
      CHIEF FINANCIAL OFFICER AND                       CHAIRMAN AND
      CORPORATE SECRETARY                               CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
        BANKBOSTON, N.A.
                                TRANSFER AGENT
                                AND REGISTRAR
      /s/ J.J. Riccio
AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --     as tenants in common             UNIF GIFT MIN ACT--        ................. Custodian .................
TEN ENT     --     as tenants by the entireties                                (Cust)                   (Minor)
JT TEN      --     as joint tenants with right of                                under Uniform Gifts to Minors
                   survivorship and not as tenants                             Act..................................................
                   in common                                                                (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ___________________________ hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                 ASSIGNEE.
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ____________________________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-1B.